The Glenmede Fund, Inc.

(the “Fund”)

Supplement dated December 30, 2024 to the

Summary Prospectuses, Prospectuses and Statement of Additional Information (“SAI”)

dated February 29, 2024, as supplemented

IMPORTANT NOTICE REGARDING CHANGE IN NAME AND INVESTMENT POLICY

The purpose of this supplement is to update certain information relating to the below-listed Portfolios of the Fund, as follows:

I. Effective on or about February 28, 2025 (“Effective Date”), the names of the below-mentioned Portfolios will change, and the corresponding Summary Prospectuses, Statutory Prospectuses and SAI are revised as follows:

Current Portfolio Name	New Portfolio Name
Quantitative U.S. Large Cap Core Equity Portfolio	Disciplined U.S. Equity Portfolio
Quantitative U.S. Large Cap Growth Equity Portfolio	Disciplined U.S. Growth Equity Portfolio
Quantitative U.S. Large Cap Value Equity Portfolio	Disciplined U.S. Value Equity Portfolio
Quantitative U.S. Small Cap Equity Portfolio	Disciplined U.S. Small Cap Equity Portfolio
Quantitative International Equity Portfolio	Disciplined International Equity Portfolio
Quantitative U.S. Long/Short Equity Portfolio	Long/Short Equity Portfolio
Quantitative U.S. Total Market Equity Portfolio	Total Market Plus Equity Portfolio

Except as noted below with respect to the 80% investment policies for the Quantitative U.S. Large Cap Growth Equity Portfolio and Quantitative U.S. Large Cap Value Equity Portfolio, the name changes to the Portfolios will result in no change to a Portfolio’s investment objectives, strategies or risks, and the Portfolios will continue to be managed by the same portfolio management team following the name change on the Effective Date.

II. As of the Effective Date, the Quantitative U.S. Large Cap Growth Equity Portfolio’s investment strategy will be changed. As described above, the Portfolio’s name will be changed to “Disciplined U.S. Growth Equity Portfolio” to reflect its new investment strategy.

As of the Effective Date, the Summary Prospectuses and Statutory Prospectuses are hereby revised as follows, with the capitalization range of the Russell 1000® Index to be updated to reflect the Index’s capitalization as of December 31, 2024:

Using quantitative analysis, under normal market circumstances, the Portfolio invests at least 80% of the value of its net assets (including borrowings for investment purposes) in equity securities, such as common stocks, of large cap companies tied economically to the U.S. that are “growth companies.” Glenmede Investment Management LP (the “Advisor”) considers a company to be tied economically to the U.S. if the company: 1) is organized under the laws of the U.S., 2) maintains its principal place of business in the U.S., 3) is traded principally in the U.S. or 4) at the time of purchase, is included in a U.S. equity index managed by S&P Global Ratings (“S&P”) or FTSE Russell (“Russell”). Large cap companies include companies with market capitalizations, at the time of purchase, within the market capitalization range of any stock in the Russell 1000® Index. That capitalization range was $2.4 billion to $2.89 trillion as of April 30, 2024. The Advisor considers “growth companies” to be those companies that are included in the Russell 1000® Growth Index.

III. As of the Effective Date, the Quantitative U.S. Large Cap Value Equity Portfolio’s investment strategy will be changed. As described above, the Portfolio’s name will be changed to “Disciplined U.S. Value Equity Portfolio” to reflect its new investment strategy.

As of the Effective Date, the Summary Prospectus and Statutory Prospectus are hereby revised as follows, with the capitalization range of the Russell 1000® Value Index to be updated to reflect the Index’s capitalization as of December 31, 2024:

Using quantitative analysis, under normal market circumstances, the Portfolio invests at least 80% of the value of its net assets (including borrowings for investment purposes) in common stocks of large cap companies tied economically to the U.S. that are “value companies.” The Advisor considers a company to be tied economically to the U.S. if the company: 1) is organized under the laws of the U.S., 2) maintains its principal place of business in the U.S., 3) is traded principally in the U.S. or 4) at the time of purchase, is included in a U.S. equity index managed by S&P Global Ratings (“S&P”) or FTSE Russell (“Russell”). Large cap companies include companies with market capitalizations, at the time of purchase, within the market capitalization range of any stock in the Russell 1000® Value Index. That capitalization range was $270.2 million to $773.4 billion as of December 31, 2023. The Advisor considers “value companies” to be those that are included in the Russell 1000® Value Index.

This Supplement should be retained

for future reference.

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